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                                                                    EXHIBIT 1.1



                                   ____ SHARES

                         NEXT LEVEL COMMUNICATIONS, INC.

                                  COMMON STOCK


                             UNDERWRITING AGREEMENT



                                                                June __ , 2000



CREDIT SUISSE FIRST BOSTON CORPORATION
LEHMAN BROTHERS INC.
UBS WARBURG LLC
  as Representatives of the Several Underwriters
c/o Credit Suisse First Boston Corporation
Eleven Madison Avenue,
New York, NY  10010-3629


Dear Sirs:

        1. Introductory. The stockholders listed in Schedule A hereto ("Selling Stockholders") propose severally to sell to the Underwriters (as hereinafter defined) a number of warrants to purchase common stock, $0.01 par value ("Common Stock"), of Next Level Communications, Inc., a Delaware corporation ("Company"), that will be exercisable on the First Closing Date (as hereinafter defined), without payment of any cash exercise price, for an aggregate of __________ shares of Common Stock (such warrants being referred to herein as the "Firm Securities" and such shares of Common Stock being referred to herein as the "Firm Shares") and also propose to sell to the Underwriters, at the option of Underwriters, additional warrants to purchase Common Stock that will be exercisable on any Optional Closing Date (as hereinafter defined) for an aggregate of not more than additional shares of Common Stock as set forth below (such additional warrants being referred to herein as the "Optional Securities" and such additional shares of Common Stock being referred to herein as the "Optional Shares"). The Firm Securities and the Optional Securities are herein collectively called the "Securities," and the Firm Shares and the Optional Shares are herein collectively called the "Offered Shares." The Securities shall constitute a portion of the warrants issued by the Company to affiliates of Spencer Trask Investors LLC on November 15, 1999, and the number of Firm Securities and Optional Securities shall be determined in accordance with the provisions of Section 1.2 of such warrants. Each of the Selling Stockholders hereby agrees with the Company and with the several Underwriters named in Schedule B hereto ("Underwriters"), for whom Credit Suisse



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First Boston Corporation, Lehman Brothers Inc. and UBS Warburg LLC are acting as
Representatives (in such capacity, "Representatives"), as follows:

        2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the Underwriters that:

                (i) A registration statement (No. 333-38618) relating to the Offered Shares, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either
        (A) an additional registration statement (the "additional registration statement") relating to the Offered Shares may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Shares all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Shares will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective


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        Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and become effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Shares, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of



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        filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in
        Section 7(c) hereof.

                (iii) Since the respective dates as of which information is given in the Registration Statements and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its respective capital stock.

                (iv) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.



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                (v) The Company has no subsidiaries.

                (vi) This Agreement has been duly authorized, executed and delivered by the Company.

                (vii) The Securities have been duly authorized and issued by the Company, have not been amended or modified since issuance (other than to reflect transfers thereof) and constitute, and following the sale thereof to Underwriters will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms. The Offered Shares have been duly authorized for issuance and sale upon exercise of the Securities and, when issued and delivered by the Company upon exercise of the Securities as contemplated herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; and the issuance of the Offered Shares is not subject to the preemptive or other similar rights of any security holder of the Company.

                (viii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

                (ix) The Common Stock, including the Offered Shares, is listed on the Nasdaq Stock Market's National Market.

                (x) The Company is not in violation of its charter or by-laws and is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company is a party or by which may be bound, or to which any of the property or assets of the Company, is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein (including the sale of the Securities and the issuance of the Offered Shares and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both,


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        conflict with or constitute a breach of, or default or Repayment Event
        (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, or any of its assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

                (xi) The Company has good and marketable title to all real property owned by it and good title to all other properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and all of the leases and subleases material to the business of the Company, and under which the Company holds properties described in the Prospectus, are in full force and effect, and the Company has no notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company to the continued possession of the leased or subleased premises under any such lease or sublease.

                (xii) The Company possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by the Company; the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly



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        or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                (xiii) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                (xiv) The Company owns, possesses or can acquire on reasonable terms, or will be able to acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business operated by the Company and the Company has not received any notice and is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                (xv) Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) the Company is not in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is and will be in compliance with their requirements, (C) there are no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial actions, suits, demands,



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        demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company relating to Hazardous Materials or any Environmental Laws.

                (xvi) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, which is required to be disclosed in the Registration Statements (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company is a party or of which any of its property or assets is the subject which are not described in the Registration Statements, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                (xvii) The financial statements included in the Registration Statements and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company at the dates indicated and the results of operations, stockholders' deficit and cash flows of the Company for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                (xviii) The Company is not, and upon the completion of the transactions contemplated hereby will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").



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                (xxi) The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the Act.

                (xxii) The authorized, issued and outstanding capital stock of the Company is set forth in the Prospectus under the caption "Description of Capital Stock" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company or in violation of the Act or any state securities laws.

                (xxiii) There are no contracts or documents which are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

                (xxiv) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the sale of the Securities or the offering, issuance or sale of the Offered Shares hereunder or the consummation of the transactions contemplated by this Agreement except such as have been already obtained or as may be required under the Act or state securities laws.

                (xxv) Except as described in the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statements or otherwise registered by the Company under the Act.

        (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

            (i) Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Securities to be delivered by the such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Securities to be delivered by such Selling Stockholder on such Closing Date.

            (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Stockholder for the



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consummation of the transactions contemplated by this Agreement in connection with the sale of the Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.

            (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over any Selling Stockholder or any of their properties or any agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the properties of any Selling Stockholder is subject, or the charter or by-laws of any Selling Stockholder that is a corporation or the partnership agreement of any Selling Stockholder that is a partnership or the limited liability company agreement of any Selling Stockholder that is a limited liability company;

            (iv)

        This Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

            (v) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Stockholder specifically for use therein.



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            (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

        (c) Any certificate signed by any officer of the Company or any Selling Stockholder or any officer of any Selling Stockholder delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or such Selling Shareholder, as applicable, to each Underwriter as to the matters covered thereby.

        3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to the Underwriters, and the Underwriters, severally and not jointly, agree to purchase from each Selling Stockholder, the number of Firm Securities that will be exercisable on the First Closing Date, without payment of any cash exercise price, for the number of Firm Shares (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule A hereto under the caption "Number of Firm Shares" by a fraction the numerator of which is the number of Firm Shares set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Shares, for an aggregate purchase price equal to such number of Firm Shares multiplied by a price per share of $________.


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        The Selling Stockholders will deliver the Firm Securities to the
Representatives for the accounts of the Underwriters against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the respective Selling Stockholders at the office of Latham & Watkins, 505 Montgomery Street, Suite 1900, San Francisco, California, at _____ A.M., New York time, on _________________, or at such other time not later than seven full business days thereafter as CSFBC and the Selling Stockholders determine, such time being herein referred to as the "First Closing Date".

        In addition, upon written notice from CSFBC given to the Company and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities as described below. Each Selling Stockholders agrees, severally and not jointly, to sell to the Underwriters the number of Optional Securities that will be exercisable on the applicable Optional Closing Date, without payment of any cash exercise price, for the number of Optional Shares obtained by multiplying the number of Optional Shares specified in such notice by a fraction the numerator of which is the number of Optional Shares set forth opposite the name of such Selling Stockholder in Schedule A hereto under the caption "Number of Optional Shares" and the denominator of which is the total number of Optional Shares (subject to adjustment by CSFBC to eliminate fractions). Such Optional Securities shall be purchased from each Selling Stockholder for the account of each Underwriter in the same proportion as the number of Firm Shares set forth opposite such Underwriter's name in Schedule B hereto bears to the total number of Firm Shares (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of obtaining Optional Shares to cover over-allotments made in connection with the sale of the Firm Shares. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Selling Stockholders.

        Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not earlier than two full business days nor later than five full business days after written notice of election to purchase Optional Securities is given. The Selling Stockholders will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the respective Selling Stockholders, at the office of Latham & Watkins.

        4. Offering by the Underwriters. It is understood that the Underwriters propose to exercise the Securities immediately upon the acquisition thereof and offer the Offered Shares for sale to the public as set forth in the Prospectus.

        5. Certain Agreements of the Company and the Selling Stockholders. (a) The Company agrees with the several Underwriters and the Selling Stockholders that:

                (i) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (as consented to by CSFBC) of Rule 424(b)) (or, if applicable and if consented to by CSFBC, subparagraph
        (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or
        (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

                The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Shares under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

                (ii) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a

        Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                (iii) If, at any time when a prospectus relating to the Offered Shares is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                (iv) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                (v) The Company will furnish to the Representatives copies of each Registration Statement, each related preliminary prospectus, and, so long as a prospectus relating to the Offered Shares is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The Company shall use its reasonable efforts to cause the Prospectus to be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                (vi) The Company will arrange for the qualification of the Offered Shares for sale under the laws of such jurisdictions as CSFBC reasonably designates and will continue such qualifications in effect so long as required for the distribution.

                (vii) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                (viii) For a period of 90 days after the date of the Prospectus, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Common Stock or securities convertible into or exchangeable or exercisable for any shares of its Common Stock or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC except issuances of Common Stock pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Common Stock pursuant to the exercise of such options, issuances of Common Stock pursuant to the terms of the Company's employee stock purchase plan as in effect on the date hereof or issuances of Common Stock in connection with the acquisition of all or substantially all of the capital stock or assets of another business.

                (ix) The Company will pay all expenses incident to the performance of the obligations of the Selling Stockholders and the obligations of the Company under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Shares for sale under the laws of such jurisdictions as CSFBC reasonably designates and the printing of memoranda relating thereto for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Shares, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Shares, for any transfer taxes on the sale of the Securities and the issuance of the Offered Shares to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

        (b) Each Selling Stockholder agrees with the several Underwriters and the Company that:

                (i) Each Selling Stockholder agrees, for a period of 90 days after the date of the Prospectus, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into any transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such aforementioned transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFBC.

                (ii) Each Selling Stockholder agrees to deliver to CSFBC, attention: Transactions Advisory Group on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

        6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

                (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                (i) in their opinion the financial statements examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company or, at the date of the latest available balance sheet read by such accountants, there was any decrease in net current assets or net assets as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                (C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year in net sales or net operating income in the total or per share amounts of net income;

        except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and
(iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

        (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later that 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.


        (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering of the Offered Shares or the sale of and payment for the Securities;
(ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering of the Offered Shares or the sale of and payment for the Securities.

        (d) The Representatives shall have received an opinion, dated such Closing Date, of Latham & Watkins, counsel for the Company, to the effect that:

                (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus. Based solely on certificates from public officials, we confirm that the Company is duly qualified to do business as a foreign corporation in good standing in the States of California, Colorado, Massachusetts and New Jersey;

                (ii) The Offered Shares issuable on the exercise of the Securities delivered on such Closing Date have been duly authorized and, when issued to the Underwriters upon exercise of the Securities as contemplated in this Agreement, will be validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and, to such counsel's knowledge, the stockholders of the Company have no preemptive rights with respect to the Offered Shares;


                (iii) No consent, approval, authorization or order of, or filing with, any federal or California court or governmental agency or body is required to be obtained or made by the Company for the consummation of the issuance and sale of the Offered Shares, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                (iv) The execution and delivery of this Agreement and the issuance and sale of the Offered Shares do not (i) violate any federal or California statute, rule or regulation known to such counsel to be applicable to the Company; (ii) violate the provisions of the Company's certificate of incorporation or bylaws; or (iii) result in the breach of or a default under any of the material agreements filed as an exhibit to the Registration Statements;

                (v) The Initial Registration Statement has been declared effective under the Act, the Additional Registration Statement (if any) was filed and became effective under the Act, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission, and each Registration Statement and the Prospectus, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the information in the Registration Statements and Prospectus under the headings "Risk Factors -- Government regulation of our customers and related uncertainty could cause our customers to delay the purchase of our products" and "Business -- Regulation of Customers" of statutes and regulations are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus; and

                (vi) This Agreement has been duly authorized, executed and delivered by the Company.

        (e) The Representatives shall have received an opinion, dated such Closing Date, of Kirkpatrick & Lockhart, counsel for the Selling Stockholders, to the effect that:

                (i) Each Selling Stockholder had valid and unencumbered title to the Securities delivered by such selling Stockholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Securities delivered by such Selling Stockholder on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Securities purchased by them on such Closing Date hereunder;

                (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over any Selling Stockholder or any of their properties or any agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the properties of any Selling Stockholder is subject, or the charter or by-laws of any Selling Stockholder that is a corporation or the partnership agreement of any Selling Stockholder that is a partnership or the limited liability company agreement of any Selling Stockholder that is a limited liability company; and

                (iv) This Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

        (f) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the existence of the Company, the validity of the Offered Shares delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

        (g) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) or Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

        (h) The Representatives shall have received a letter, dated such Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                (i) The Representatives shall have received an agreement, in a form satisfactory to CSFBC, from each executive officer of the Company that, for a period of 90 days after the date of the Prospectus, such executive officer will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into any transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such aforementioned transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFBC; provided, however, that such agreement may state that it does not apply to up to 10% of the shares of Common Stock held by such executive officer on the date of such agreement.


The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

        7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or omission of a material fact made in any preliminary prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (i) the Company had previously furnished copies of the Prospectus to the Representatives, (ii) delivery of the Prospectus was required to be made to such person, (iii) the untrue statement or omission of a material fact contained in the preliminary prospectus was corrected in the Prospectus, and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Shares to such person, a copy of the Prospectus.

        (b) Each Selling Stockholder will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

        (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus: the concession and reallowance figures appearing in the paragraph under the caption "Underwriting" and the paragraphs concerning over-allotments, stabilizing and passive market making under the caption "Underwriting".

        (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

        (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Offered Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the

Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

        8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder on either the First or any Optional Closing Date and the aggregate number of Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Selling Stockholders for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Securities with respect to which such default or defaults occur exceeds 10% of the total number of Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Selling Stockholders for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9, (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

        9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If for any reason the purchase of the Securities by the Underwriters is not consummated, the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii),
(iv) or (v) of Section 6(c), the Selling Stockholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Shares.

        10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 6085 State Farm Drive, Rohnert Park, California 94928, Attention: Chief Financial Officer, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to the Selling Stockholders at 535 Madison Avenue, 18th Floor, New York, New York 10022; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

        11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

        12. Representation. The Representatives will act for the several Underwrites in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

        13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        14. Applicable Law. This agreement shall be governed by, and construed in accordance with, the laws of the state of New York, without regard to principles of conflicts of laws.

        The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

        If the foregoing is in accordance with the Representative's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.



                                        Very truly yours,

                                        OSHKIM NLC, LTD.
------------------------------

                                        By:
                                           ------------------------------------
------------------------------          Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        FELIX INVESTORS, LLC


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        SPENCER TRASK HOLDINGS, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        NEXT LEVEL COMMUNICATIONS, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the
date first above written.



CREDIT SUISSE FIRST BOSTON CORPORATION
LEHMAN BROTHERS INC.
UBS WARBURG LLC

Acting on behalf of themselves and as
Representatives of the several Underwriters


BY: CREDIT SUISSE FIRST BOSTON CORPORATION

By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------

                                   SCHEDULE A




                                                                             NUMBER OF
                                                        NUMBER OF             OPTIONAL
        SELLING STOCKHOLDER                            FIRM SHARES            SHARES
        -------------------                            -----------           ---------
        Oshkim NLC, Ltd. ........................
        Felix Investors, LLC.....................
        Spencer Trask Holdings, Inc. ............
                                                       -----------           ---------

            Total................................
                                                       ===========           =========

                                   SCHEDULE B




                                                                                     NUMBER OF
                         UNDERWRITER                                                FIRM SHARES
                                                                                    -----------
Credit Suisse First Boston Corporation..................................

Lehman Brothers Inc.....................................................

UBS Warburg LLC.........................................................
                                                                                    -----------

      Total.............................................................
                                                                                    ===========